UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 19, 2011

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(d)          On January 19, 2011, the board of directors of the Registrant appointed James Schrecongost as a director of the Registrant. Mr. Schrecongost was appointed to the class of directors whose term is scheduled to expire at the Registrant's annual meeting of stockholders to be held in 2013. Mr. Schrecongost has more than 20 years of senior and executive-level banking experience in Muncie, Indiana.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: January 24, 2011	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

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